               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


               Date of Report:  December 17, 1996
        Date of Earliest Event Reported: December 4, 1996



                    TCI COMMUNICATIONS, INC.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)


                      State of Delaware
         ---------------------------------------------
         (State or other jurisdiction of incorporation)


       0-5550                                  84-0588868
-----------------------            ----------------------------------
(Commission File Number)          (I.R.S. Employer Identification No.)


          5619 DTC Parkway
         Englewood Colorado                         80111
---------------------------------------          ----------
(Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code:  (303) 267-5500

Item 5.   Other Events.
          -------------
          On December 4, 1996, Tele-Communications, Inc. ("TCI") distributed (the "Distribution") to the holders of shares of the TCI Group Common Stock of all of the issued and outstanding common stock of TCI Satellite Entertainment, Inc. ("Satellite"). At the time of the Distribution, Satellite was a Delaware corporation and a direct wholly-owned subsidiary of TCI Communications, Inc. ("TCIC" or the "Company"). The Distribution was effected as a tax-free dividend to, and did not involve the payment of any consideration by, the holders of TCI Group Common Stock. Prior to the Distribution, TCI caused to be transferred to Satellite, or one or more of Satellite's subsidiaries, certain assets and businesses (and the related liabilities) of the TCI Group constituting all of TCI's interests in the business of distributing multichannel programming services in the United States direct to the home via medium power or high power broadcast satellite, including the rental and sale of customer premises equipment relating thereto.


Item  7.  Financial Statements, Pro Forma Financial Information
          -----------------------------------------------------
          and Exhibits.
          -------------
(a)       Financial Statements

          None.

(b)       Pro Forma Financial Information

          Condensed Pro Forma Combined Balance Sheet,
             September 30, 1996 (unaudited)
          Condensed Pro Forma Combined Statement of Operations,
             Nine months ended September 30, 1996 (unaudited)
          Condensed Pro Forma Combined Statement of Operations,
             Year ended December 31, 1995 (unaudited)
          Notes  to  Condensed  Pro  Forma  Combined  Financial
             Statements, September 30, 1996 (unaudited)

(c)       Exhibits

          None.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     December 17, 1996



                                   TCI COMMUNICATIONS, INC.
                                   (Registrant)



                                     By:/s/ Stephen  M. Brett
                                        Stephen M. Brett
                                        Senior Vice President

            TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

        Condensed Pro Forma Combined Financial Statements

                       September 30, 1996
                           (unaudited)


     The following unaudited condensed pro forma combined balance sheet of TCI Communications, Inc., dated as of September 30, 1996, assumes that the Distribution (see note 1) had occurred as of such date.

      Additionally, the following unaudited condensed pro forma combined statements of operations of TCIC for the nine months ended September 30, 1996 and the year ended December 31, 1995 assume that the acquisition by TCIC of all the common stock of a subsidiary of Viacom, Inc. ("VII Cable") (the "VII Cable Acquisition") (see note 2) and the Distribution had occurred as of January 1, 1995.

      The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the VII Cable Acquisition and the Distribution had
occurred  as  of  January  1, 1995.  These  condensed  pro  forma combined financial statements of TCIC should be read in conjunction with the historical financial statements and the related notes thereto of TCIC.


            TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

           Condensed Pro Forma Combined Balance Sheet
                           (unaudited)

                                        September 30, 1996
                                ------------------------------------
                                   TCIC          Satellite        TCIC
                                Historical    Distribution(1)   Pro forma
                                -----------    --------------   ---------
                                        amounts in millions
Assets
------
Cash and receivables               $  281        (24)         257


Note receivable from Satellite         --         250         250

Investment in affiliates
 and related receivables            1,472        (30)       1,442

Property and equipment, net of
 accumulated depreciation           8,368      (1,136)      7,232

Franchise costs and other assets,  15,184          --      15,184
 net of amortization               ------      ------      ------

                                   $25,305      (940)      24,365
                                   =======     ======      ======

Liabilities and Stockholder's Equity
------------------------------------
Payables and accruals              $1,379       (460)         919

Debt                               14,491          --      14,491


Deferred income taxes               5,491        (23)       5,468

Other liabilities                      69          --          69
                                   ------       -----       -----

   Total liabilities               21,430       (483)      20,947
                                   ------       -----      ------

Minority interests                    821          --         821

Redeemable preferred stock            232          --         232

Company-obligated mandatorily
 redeemable preferred securities
 of subsidiary trusts holding
 solely subordinated debt
 securities of the Company          1,000          --       1,000

Common stockholder's equity:
 Class A common stock                   1          --           1
 Class B common stock                  --          --          --
 Additional paid-in capital         3,679       (457)       3,222
 Unrealized holding gains for
  available-for-sale securities         4          --           4
 Accumulated deficit                (630)          --       (630)
 Investment in TCI                 (1,143)         --     (1,143)
 Intercompany receivable             (89)          --        (89)
                                   ------       -----     -------
                                    1,822       (457)       1,365
                                   ------       -----     -------

                                  $25,305       (940)      24,365
                                  -------       -----     --------

See accompanying notes to unaudited condensed pro forma combined financial statements.


            TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

      Condensed Pro Forma Combined Statement of Operations
                           (unaudited)


                               Nine months ended September 30, 1996
                          --------------------------------------------------

                          TCIC       Satellite        VII Cable      Pro forma        TCIC
                       Historical  Distribution(1)  Historical(2)  Adjustments(2)   Pro forma
                       ----------  ---------------  -------------  --------------   ---------
                                         amounts in millions

Revenue                  $4,554        (300)           293             (1)(3)         4,546

Operating, selling,
 general and administrative
 expenses and
 compensation relating
 to stock
 appreciation rights     (2,900)        294           (189)            --            (2,795)
Depreciation and
 amortization            (1,039)         87            (52)          (14)(4)         (1,018)
                         -------       ----           -----          -------         ------

  Operating income         615           81             52           (15)               733

Interest expense          (760)          --            (31)          (46)(5)           (837)

Interest income             31           19              2            --                 52
Share of losses of
 affiliates, net          (150)           1             --            --               (149)

Other income (expense),
 net                       (89)          --              1           (18)(6)           (106)
                        ------        ------          -----         -----             -----
  Earnings (loss) before
   income taxes           (353)         101             24           (79)              (307)

Income tax benefit
 (expense)                  93         (31)            (13)           12 (7)             61
                        ------        ------          -----         ----               ----
  Net earnings (loss)    (260)          70              11           (67)              (246)
Preferred stock dividend
 requirements              (7)          --              --            --                 (7)
  Net earnings (loss)
   attributable to common
   stockholder          $(267)          70              11           (67)              (253)
                       =======        ======         ======         ======             =====

See accompanying notes to unaudited condensed pro forma combined financial statements.



            TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

      Condensed Pro Forma Combined Statement of Operations
                           (unaudited)

                                        Year ended December 31, 1995
                           ----------------------------------------------------

                            TCIC       Satellite       VII Cable       Pro forma       TCIC
                         Historical  Distribution(1)  Historical(2)  Adjustments(2)  Pro forma
                         ----------  ---------------- -------------  --------------  ---------
                                    amounts in millions

Revenue                     $5,118       (209)            442            (2)(3)        5,349

Operating, selling,
 general and
 administrative expenses
 and compensation relating to
 stock appreciation rights  (3,092)       214            (279)           --           (3,157)


Depreciation and
 amortization               (1,223)        56             (82)           (36)(4)      (1,285)
                            -------      ----           ------         -----          ------

  Operating income             803         61              81            (38)            907

Interest expense              (962)        --             (48)           (84)(5)      (1,094)


Interest income                 34         25              --             --              59

Share of losses of
 affiliates, net               (43)         9              --             --             (34)

Other  income (expense),        (1)        --              34           (27)(3)          (25)
 net                                                                    (31)(6)
                              ------     -----          -----          ----            -----

  Earnings (loss) before
   income taxes               (169)        95              67          (180)            (187)

Income tax benefit
 (expense)                      49        (32)            (33)          45(7)             29
                            ------       -----           -----        ----             -----
  Net earnings (loss)       $ (120)        63              34         (135)             (158)
)                            ======       =====           =====       =====            ======

See accompanying notes to unaudited condensed pro forma combined financial statements.

              TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

      Notes to Condensed Pro Forma Combined Financial Statements

                       September 30, 1996
                           (unaudited)

(1) On December 4, 1996, TCI completed the Distribution by TCI to the holders of shares of the TCI Group common stock of all of the issued and outstanding common stock of Satellite. At the time of the Distribution, Satellite was a Delaware corporation and a direct wholly-owned subsidiary of TCIC. The Distribution was effected as a tax-free dividend to, and did not involve the payment of any consideration by, the holders of TCI Group common stock. Prior to the Distribution, TCI caused to be transferred to Satellite, or one or more of Satellite's subsidiaries, certain assets and businesses (and the related liabilities) of the TCI Group constituting all of TCI's interests in the business of distributing multichannel programming services in the United States direct to the home via medium power or high power broadcast satellite, including the rental and sale of customer premises equipment relating thereto.

     On the date of the Distribution, Satellite issued to TCIC a promissory note in the principal amount of $250 million, representing a portion of Satellite's intercompany balance owed to TCIC on that date. The remainder of such intercompany balance was assumed by TCI on the date of the Distribution in the form of a capital contribution to Satellite. Such promissory note will bear interest at the rate of 10% per annum and will mature on September 30, 2001. Such interest income to TCIC, amounting to $25 million per annum, has been reflected in the accompanying condensed proforma combined statements of operations.

(2) On July 31, 1996, pursuant to certain agreements entered into among TCIC, TCI, Viacom International Inc. and Viacom, Inc. ("Viacom"), TCIC acquired all of the common stock of VII Cable which, at the time of such acquisition, owned Viacom's cable systems and related assets.

     The transaction was structured as a tax-free reorganization in which VII Cable initially transferred all of its non-cable assets, as well as all of its liabilities other than current liabilities, to a new subsidiary of Viacom ("New Viacom Sub"). VII Cable also transferred to New Viacom Sub the proceeds (the "Loan Proceeds") of a $1.7 billion loan facility (the "Loan Facility") arranged by TCIC, TCI and VII Cable. Following these transfers, VII Cable retained cable assets with a value at closing of approximately $2.326 billion and the obligation to repay the Loan Proceeds borrowed under the Loan Facility. Neither Viacom nor New Viacom Sub has any obligation with respect to repayment of the Loan Proceeds.

                                                      (continued)

           TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

     Notes to Condensed Pro forma Combined Financial Statements

     Prior to the consummation of the VII Cable Acquisition, Viacom offered to the holders of shares of Viacom Class A Common Stock and Viacom Class B Common Stock (collectively, "Viacom Common Stock") the opportunity to exchange (the "Exchange Offer") a portion of their shares of Viacom Common Stock for shares of Class A Common Stock, par value $100 per share, of VII Cable ("VII Cable Class A Stock"). Immediately following the completion of the Exchange Offer, TCIC acquired from VII Cable shares of VII Cable Class B Common Stock (the "Share Issuance") in exchange for $350 million (which was used to reduce VII Cable's obligations under the Loan Facility). At the time of the Share Issuance, the VII Cable Class A Stock received by Viacom stockholders pursuant to the Exchange Offer automatically converted into 5% Class A Senior Cumulative Exchangeable Preferred Stock (the "Exchangeable Preferred Stock") of VII Cable with a stated value of $100 per share.

     The cost to acquire VII Cable was approximately $2.326 billion, consisting of the Loan Proceeds and the $626 million aggregate par value of the VII Cable Exchangeable Preferred Stock. The accompanying unaudited pro forma condensed combined statements of operations do not reflect potential cost savings attributable to (i) economics of scale which may be realized in connection with purchases of programming and equipment or (ii) consolidation of certain operating and administrative functions including the elimination of duplicative facilities and personnel.

(3) Reflects the conveyance to New Viacom Sub of certain nonmaterial assets, liabilities and related results of operations of VII Cable, including for the year ended December 31, 1995, a pre-tax gain of $27 million from the sale of marketable securities and a provision for income taxes of $11 million.

(4) Represents amortization of VII Cable's allocated excess purchase price, based upon a weighted average life of 40 years for franchise costs. The valuations and other studies which will provide the basis of the allocation of the cost to acquire VII Cable have not yet been completed and, consequently, the purchase accounting adjustments made in connection with the development of the unaudited condensed pro forma combined financial statements are preliminary.

(5) Represents assumed additional interest expense (after taking into consideration interest expense reflected in the historical VII Cable operations) incurred by the Company on the borrowings of the Loan Proceeds. Solely for the purposes of this presentation, the Company has assumed an interest rate of 7.50% and 7.78% for the seven months ended July 31, 1996 and for the year ended December 31, 1995, respectively, based upon historical interest rates adjusted for terms of the Loan Facility.

(6)  Reflects  a  5.0%  cumulative annual dividend  on  the  $626 million of VII Cable Exchangeable Preferred Stock included in minority share of losses of consolidated subsidiaries.

(7) Reflects the estimated income tax effect of the pro forma adjustments. The effective income tax rate on a pro forma basis is adversely affected by the amortization of excess acquisition costs, which are assumed not to be deductible for tax purposes.